LOOMIS SAYLES SMALL CAP VALUE FUND

Supplement dated August 15, 2018 to the Statement of Additional Information of the Loomis Sayles Small

Cap Value Fund (the “Fund”), dated February 1, 2018, as may be revised or supplemented from time to time.

Effective immediately, the following table within the section “Investment Strategies” with respect to the Fund is hereby amended and restated as follows:

Fund	Securities	Practices
Loomis Sayles Small Cap Value Fund	Equity Securities (REITs, Investment Companies, Small Cap Companies, When-Issued Securities) Foreign Securities (Emerging Markets, Foreign Currency Transactions)	144A Securities, Futures Contracts, Options, Securities Lending, Temporary Defensive Strategies, Repurchase Agreements.